--------------------------------------------------------------------------------
                           PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the period from September 1, 1997 through August 31, 1998, the fund's total return was 16.50%, compared to -0.14% for the Morgan Stanley Capital International EAFE Index and -1.06% for the Lipper International Fund Index average.

    For the entire period, the Fund continued its large weighting in Europe with holdings in the technology, financial and telecom sectors which are among the largest weightings. We continue to be underweighted and extremely cautious about the prospects for Japan, which has recently slipped from slow growth into recession. We do, however, have positions in some companies there which are doing well despite the difficult environment.

    During the past six months, the Asia crisis has turned into a general emerging market crisis. It now appears that the series of crises in the past 18 months will have an unfavorable impact on the world's mature economies. It is too early to tell how severe this will be but we have made some shifts in the portfolio to reflect this less certain short term environment. We are also beginning to see some opportunities emerging from the crisis in Asia and remain very optimistic about that part of the world over the long term.

    The performance information in this annual report is as of August, 31, 1998, which was the close of the Fund's fiscal year. For updated information about Fund performance, please call the Fund.

    I would like to extend a special welcome to new shareholders of the Fund, as well as to thank all of you for your continued support.

Sincerely,

William R Anderson
William R. Andersen
Portfolio Manager
October 16, 1998

    Investment Philosophy: We seek to achieve superior investment returns primarily by investing in companies outside the U.S. that are currently demonstrating rapid growth in their sales and earnings and which, in our judgement, have the ability to continue or accelerate their growth rates in the future. We manage our portfolio actively (above average turnover) to insure that we are fully invested in companies that meet these criteria.

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                                                   DRIEHAUS        EAFE
                                                                   --------        ----
  Year ended 8/31/98                                                16.50%        -0.14%
  Three Years ended 8/31/98                                         20.56%         5.51%
  Five Years ended 8/31/98                                          17.08%         5.53%
  Since Inception (7/1/90 -- 8/31/98)                               16.65%         5.17%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

    The "Driehaus" performance data shown above includes the performance of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), the Fund's predecessor, for the periods before the Fund's registration statement became effective. The Partnership was established on July 1, 1990 and the Fund succeeded to the Partnership's assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership's performance has been restated to reflect the expenses of the Fund.

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

    The graph compares the results of a $100,000 investment in the Fund, on July 1, 1990 (the date of the Partnership's inception), with all dividends and capital gains reinvested, with the EAFE Index with dividends reinvested.

    The EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index) is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 18 European and Pacific Basin countries. Data is in U.S. dollars and includes reinvestment of dividends.

--------------------------------------------------------------------------------
                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Driehaus International Growth Fund:

    We have audited the accompanying statement of assets and liabilities of DRIEHAUS INTERNATIONAL GROWTH FUND (the "Fund"), including the schedules of investments and investments by industry, as of August 31, 1998, and the related statement of operations for the year then ended, statements of changes in net assets for the periods indicated thereon, and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Driehaus International Growth Fund as of August 31, 1998, and the results of its operations for the year then ended, changes in its net assets for the periods indicated thereon, and financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

Arthur Andersen LLP

Chicago, Illinois
October 23, 1998

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 1998
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 94.2%
----------------------------------------------------------
EUROPE -- 87.5%
  FRANCE -- 16.9%
    Accor SA...................      25,839   $  5,954,775
    Atos SA**..................      11,145      2,551,470
    Axa........................      44,740      5,147,750
    Cap Gemini SA..............      49,700      7,820,812
    Dassault Systemes SA.......      31,115      1,574,177
    Dassault Systemes SA --
      ADR......................      13,141        611,057
    Equant NV**................      30,640      1,290,924
    Equant NV -- ADR**.........      34,030      1,399,484
    France Telecom SA..........      54,600      4,004,924
    PSA Peugeot Citroen........      16,075      2,679,167
    Societe Television
      Francaise................      29,815      4,409,189
    Unibail (Union du Credit-
      Bail Immobilier).........       2,576        311,212
    Valeo SA...................      12,499        939,011
                                              ------------
                                                38,693,952
                                              ------------
  UNITED KINGDOM -- 14.5%
    Bank of Scotland...........     421,677      4,314,285
    COLT Telecom Group
      PLC -- ADR**.............      49,075      7,066,800
    Misys PLC..................      20,922        928,404
    Orange PLC**...............     500,080      5,945,462
    Pearson PLC................     234,325      3,912,024
    Vodafone Group
      PLC -- ADR...............      86,929     10,920,455
                                              ------------
                                                33,087,430
                                              ------------
  ITALY -- 11.5%
    Arnoldo Mondadori Editore
      SpA......................     510,440      4,861,752
    Banca Commerciale
      Italiana.................     813,420      5,460,604
    Banca di Roma**............   2,672,000      5,158,952
    Credito Italiano SpA.......     890,031      4,276,908
    Ericsson SpA...............      45,390      2,297,041
    Telecom Italia Mobile
      SpA......................     648,968      4,259,801
                                              ------------
                                                26,315,058
                                              ------------

----------------------------------------------------------
                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
  GERMANY -- 10.0%
    Continental AG.............     158,850   $  4,197,544
    Mannesmann AG..............      26,640      2,469,870
    MobilCom AG................       7,535      2,038,092
    ProSieben Media AG
      (Pref.)..................      94,655      4,959,497
    SAP AG (Pref.).............       6,379      3,754,672
    Sixt AG (Pref.)............      12,945      2,370,973
    Volkswagen AG..............      41,695      3,073,615
                                              ------------
                                                22,864,263
                                              ------------
  SWEDEN -- 9.7%
    Electrolux AB -- B.........     222,420      3,547,360
    Hennes & Mauritz AB -- B...     113,920      7,901,408
    Kinnevik AB -- B...........     118,377      3,746,700
    Skandinaviska Enskilda
      Banken -- A..............     309,160      3,879,636
    Societe Europeenne de
      Communication SA
      A -- ADR**...............       2,174         61,820
    Societe Europeenne de
      Communication SA
      B -- ADR**...............      19,566        538,237
    WM Data AB -- B............      66,027      2,595,914
                                              ------------
                                                22,271,075
                                              ------------
  SWITZERLAND -- 6.4%
    Adecco SA..................      12,008      5,595,774
    Baloise Holding Ltd. ......       4,332      3,306,642
    Jelmoli Holding AG.........       2,285      2,709,442
    Schweizerische
      Rueckversicherungs-
      Gesellschaft.............       1,330      2,943,519
                                              ------------
                                                14,555,377
                                              ------------
  FINLAND -- 6.3%
    Nokia Corp. -- ADR.........      95,391      6,373,311
    Raisio Group PLC...........     357,995      4,736,089
    Tieto Corp. -- B...........     104,759      3,318,370
                                              ------------
                                                14,427,770
                                              ------------
  SPAIN -- 3.4%
    Banco Central
      Hispanoamericano SA......      59,125        554,673
    Telefonica SA..............      57,480      2,199,180
    Tele Pizza SA**............     547,995      5,049,463
                                              ------------
                                                 7,803,316
                                              ------------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 1998
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
  IRELAND -- 2.6%
    Allied Irish Banks PLC.....     249,795   $  3,425,351
    CBT Group PLC -- ADR **....      52,419      2,463,693
                                              ------------
                                                 5,889,044
                                              ------------
  NETHERLANDS -- 2.3%
    CMG PLC....................     175,806      5,300,444
                                              ------------
  NORWAY -- 1.5%
    Merkantildata ASA..........     313,315      3,508,165
                                              ------------
  PORTUGAL -- 1.3%
    Telecel -- Comunicacoes
      Pessoais SA..............      18,837      3,076,511
                                              ------------
  GREECE -- 1.0%
    Hellenic Telecommunication
      Organization SA..........      99,633      2,303,393
                                              ------------
  TURKEY -- 0.1%
    Akbank T.A.S. .............  15,496,000        284,699
                                              ------------
  RUSSIA -- 0.0%
    Novosibirsk Telephone**....       4,000         16,000
                                              ------------
    Total Europe...............                200,396,497
                                              ------------
FAR EAST -- 4.4%
  JAPAN -- 4.4%
    Fuji Heavy Industries
      Ltd......................     606,000      3,206,190
    Mazda Motor Corp.**........     389,000      1,292,166
    NTT Data Corp..............       1,100      3,957,787
    Shimano Inc................      68,000      1,531,553
                                              ------------
                                                 9,987,696
                                              ------------
    Total Far East.............                  9,987,696
                                              ------------
MIDDLE EAST -- 1.4%
  ISRAEL -- 1.4%
    ECI Telecommunications
      Ltd. -- ADR..............     119,345      3,281,987
                                              ------------
    Total Middle East..........                  3,281,987
                                              ------------


----------------------------------------------------------
                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
SOUTH AMERICA -- 0.7%
  BRAZIL -- 0.7%
    Telecomunicacoes de Sao
      Paulo SA (Pref.).........   5,486,660   $    797,161
    Telesp Celular SA -- B
      (Pref.)**................  12,660,960        742,263
                                              ------------
                                                 1,539,424
                                              ------------
    Total South America........                  1,539,424
                                              ------------
NORTH AMERICA -- 0.2%
  MEXICO -- 0.2%
    Cifra SA de CV -- V**......           1              1
    Corporacion Interamericana
      de Entretenimiento
      SA -- B**................     350,657        513,523
    Grupo Financiero Banamex
      Accival SA de CV -- B**..         192            168
                                              ------------
                                                   513,692
                                              ------------
    Total North America........                    513,692
                                              ------------
----------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $182,789,480)..............       94.2%    215,719,296
  Other Assets in Excess of
    Liabilities................        5.8%     13,368,948
                                 ----------   ------------
Net Assets.....................      100.0%   $229,088,244
==========================================================


The federal income tax basis and unrealized appreciation
(depreciation) for all securities is as follows:

Basis....................................  $182,789,480
                                           ============
Gross Appreciation.......................  $ 43,474,674
Gross Depreciation.......................   (10,544,858)
                                           ------------
    Net Appreciation.....................  $ 32,929,816
                                           ============

** Non-income producing security.
      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                                AUGUST 31, 1998
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Appliances.............................      1.5%
Automobiles............................      4.5%
Banking................................     12.0%
Basic Industry.........................      1.9%
Broadcast & Publishing.................      7.9%
Business & Publishing Services.........      6.3%
Computer Software & EDP Services.......     12.6%
Electrical & Electronics...............      1.0%
Electronic Components..................      1.0%
Foods & Household Products.............      2.1%
Industrial Components..................      2.2%
Insurance..............................      5.0%
Leisure & Tourism......................      2.8%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Machinery..............................      1.1%
Merchandising..........................      1.2%
Office/Communications Equipment........      1.4%
Real Estate............................      0.1%
Recreation.............................      0.7%
Retailing -- Foods.....................      2.2%
Retailing -- Goods.....................      3.5%
Telecommunications.....................     21.7%
Technology/Multi-Industry..............      1.5%
Other Assets Less Liabilities..........      5.8%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                August 31, 1998
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $182,789,480)........  $215,719,296
    Cash....................................................    12,528,535
    Receivables:
         Dividends..........................................       407,301
         Interest...........................................        18,179
         Investment securities sold.........................     5,440,178
         Fund shares sold...................................         8,647
    Prepaid insurance.......................................         4,158
    Deferred organizational costs...........................        78,232
                                                              ------------
--------------------------------------------------------------------------
             TOTAL ASSETS...................................   234,204,526
                                                              ------------
--------------------------------------------------------------------------
LIABILITIES:
    Investment securities purchased.........................     3,886,902
    Fund shares purchased...................................       742,113
    Net unrealized depreciation on foreign currency forward
     contracts..............................................        37,812
    Accrued expenses........................................       112,576
    Payable to affiliates...................................       336,879
                                                              ------------
--------------------------------------------------------------------------
             TOTAL LIABILITIES..............................     5,116,282
                                                              ------------
--------------------------------------------------------------------------
NET ASSETS..................................................  $229,088,244
                                                              ============
SHARES OUTSTANDING..........................................    18,484,156
                                                              ============
NET ASSET VALUE PER SHARE...................................  $      12.39
                                                              ============
==========================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT AUGUST 31, 1998:
    Paid-in capital.........................................  $190,779,795
    Undistributed net investment loss.......................    (1,202,312)
    Undistributed net realized gain.........................     7,963,083
    Undistributed net realized foreign exchange loss........    (1,384,760)
    Unrealized foreign exchange gain........................         2,622
    Unrealized appreciation of investments..................    32,929,816
                                                              ------------
             NET ASSETS.....................................  $229,088,244
                                                              ============
==========================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                       For the year ended August 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
    Income:
         Dividends (net of non-reclaimable foreign taxes of
         $122,120)..........................................    $ 2,300,361
         Interest...........................................        678,841
                                                                -----------
---------------------------------------------------------------------------
           Total income.....................................      2,979,202
                                                                -----------
---------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................      3,343,049
         Administration fee.................................        268,069
         Professional fees..................................        128,982
         Federal and state registration fees................         33,258
         Custodian fee......................................        212,518
         Transfer agent fees................................         41,646
         Trustees' fees.....................................         45,734
         Amortization of organization costs.................         28,630
         Miscellaneous......................................         79,628
                                                                -----------
---------------------------------------------------------------------------
           Total expenses...................................      4,181,514
                                                                -----------
---------------------------------------------------------------------------
             Net investment loss............................     (1,202,312)
                                                                -----------
---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from security transactions............      8,389,493
    Net realized foreign exchange loss......................     (1,384,760)
    Net change in unrealized appreciation of investments....     23,608,944
    Net change in unrealized foreign exchange gain..........         26,693
                                                                -----------
---------------------------------------------------------------------------
             Net realized and unrealized gain on
             investments....................................     30,640,370
---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $29,438,058
                                                                ===========
===========================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       For the period
                                                                                          from the
                                                                                        commencement
                                                                                       of operations
                                                                 For the year         October 28, 1996
                                                                     ended                through
                                                                August 31, 1998       August 31, 1997
------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
    Operations:
         Net investment loss................................     $ (1,202,312)          $   (784,650)
         Net realized and unrealized gain on investments....       30,640,370             22,693,875
                                                                 ------------           ------------
             Net increase in net assets resulting from
               operations...................................       29,438,058             21,909,225
                                                                 ------------           ------------
------------------------------------------------------------------------------------------------------
    Distributions to shareholders from:
         Net investment income..............................               --                     --
         Capital gains......................................      (18,667,191)                    --
                                                                 ------------           ------------
             Total distributions to shareholders............      (18,667,191)                    --
                                                                 ------------           ------------
------------------------------------------------------------------------------------------------------
    Capital share transactions:
         Proceeds from sales of shares......................       86,666,536            166,480,305
         Reinvestment of distributions......................       18,666,482                     --
         Cost of shares redeemed............................      (67,560,735)            (7,944,848)
                                                                 ------------           ------------
             Net increase in net assets derived from capital
               share transactions...........................       37,772,283            158,535,457
                                                                 ------------           ------------
             Total increase in net assets...................     $ 48,543,150           $180,444,682
                                                                 ------------           ------------
------------------------------------------------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------------------------------------------------
    Beginning of period.....................................     $180,545,094           $    100,412
                                                                 ------------           ------------
    End of period...........................................     $229,088,244           $180,545,094
                                                                 ============           ============
======================================================================================================
    Capital share transactions are as follows:
         Shares purchased...................................        6,694,016             15,894,033
         Shares reinvested..................................        1,840,876                     --
         Shares redeemed....................................       (5,222,930)              (731,880)
                                                                 ------------           ------------
             Net increase from capital share transactions...        3,311,962             15,162,153
                                                                 ============           ============
======================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                                                                    For the period
                                                                                       from the
                                                                                     commencement
                                                                                    of operations
                                                                 For the year      October 28, 1996
                                                                     ended             through
                                                                August 31, 1998    August 31, 1997
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................      $  11.90            $  10.00
                                                                  --------            --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss.......................................         (0.07)              (0.05)
  Net gains on investments (both realized and unrealized)...          1.77                1.95
                                                                  --------            --------
         Total income from investment operations............          1.70                1.90
                                                                  --------            --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income......................          0.00                0.00
  Distributions from capital gains..........................         (1.21)               0.00
                                                                  --------            --------
         Total distributions................................         (1.21)               0.00
                                                                  --------            --------
Net asset value, end of period..............................      $  12.39            $  11.90
                                                                  ========            ========
         Total Return.......................................         16.50%*             19.00%**
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)......................      $229,088            $180,545
  Ratio of expenses to average net assets*..................          1.88%               2.11%
  Ratio of net investment loss to average net assets*.......         (0.54)%             (0.67)%
  Portfolio turnover........................................        219.78%*            380.02%**

--------------------------------------------------------------------------------

 * Annualized

** Not Annualized

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    The Driehaus International Growth Fund (the "Fund") is a series of the Driehaus Mutual Funds (the "Trust"), a registered management investment company. The Trust is a Delaware business trust organized under an Agreement and Declaration of Trust dated May 31, 1996 and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The Fund commenced operations on October 28, 1996, as the successor to the assets of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), a limited partnership organized on July 1, 1990.

    The fund seeks to maximize capital appreciation. To do so, the Fund invests primarily in the equity securities of foreign companies. In general, the Fund invests in companies with market capitalizations of over $300 million and will not invest in securities of issuers with market capitalizations of less than $200 million.

SECURITIES VALUATION AND TRANSACTIONS

    Depending upon local convention or regulation, equity securities may be valued at the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. At August 31, 1998, there were no securities for which market quotations were not available.

    Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date.

    The Fund accrues income and expenses daily. This change in net asset value is allocated daily.

FEDERAL INCOME TAXES

    No provision is made for federal income taxes as it is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to make all the required distributions to its shareholders in amounts sufficient to relieve the Fund from all or substantially all federal income and excise taxes.

    During the year, the Fund made a reclassification of $5,628,357 from undistributed net realized loss to paid-in capital to reflect the characterization of certain income and capital gains distributions for federal income tax purposes in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies." This adjustment is the result of the realization and distribution of unrealized gains that were transferred into the Fund from the Partnership at the commencement of operations on October 28, 1996.

FOREIGN CURRENCY TRANSLATION

    Foreign currency is translated into U.S. dollar values based upon the current rates of exchange on the date of the Fund's valuation.

    Net realized foreign exchange gains or losses which are reported by the Fund result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contracts underlying securities transactions, and the difference between the amounts accrued for dividends, interest, and reclaimable foreign withholding taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities which are denominated in foreign currencies), as a result of changes in exchange rates.

    Net realized foreign exchange gains or losses on portfolio hedges result from the non-speculative use of forward contracts with respect to portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The fund engaged in no portfolio hedging during the year ended August 31, 1998.

    The Fund does not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments held. These fluctuations are included with the net realized and unrealized gains or losses which result from changes in the market prices of investments.

DEFERRED ORGANIZATION COSTS

    Organization costs incurred by the Fund have been deferred and are being amortized over a period of 60 months. The remaining amortization period for these costs is 37 months.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND TRANSACTIONS WITH
   AFFILIATES

    Richard H. Driehaus, the Chairman of the Board and President of the Trust, is also the Chairman of the Board, sole director, and sole shareholder of Driehaus Capital Management, Inc., a registered investment adviser, and of Driehaus Securities Corporation, a registered broker-dealer.

    Driehaus Capital Management, Inc. ("DCM") serves as the Fund's investment adviser. In return for its services to the Fund, DCM receives a monthly fee, computed and accrued daily at an annual rate of 1.5% of average net assets. The amount accrued to DCM during the year ended August 31, 1998 was $3,343,049 of which $336,879 is included in Payable to affiliates.

    Driehaus Securities Corporation ("DSC") acted as the Fund's distributor through December 18, 1997. Subsequent to this time Driehaus Mutual Funds became self-distributed.

    DSC acts as a broker for the Fund for domestically traded securities. For the year ended August 31, 1998, the Fund paid a total of $2,214,060 in brokerage commissions to all brokers. During that period DSC traded 6,261,040 shares and received $222,998 in commissions. A portion of these commissions is, in turn, paid by DSC to third parties for clearing and floor brokerage services.

    Certain officers of the Trust are also officers of DCM and DSC. No such officers received compensation from the Fund.

    PFPC Inc., a wholly owned, indirect subsidiary of PNC Bank, serves as the Fund's administrative and accounting agent. In compensation for its services, PFPC Inc. receives a monthly fee based upon average net assets plus out-of-pocket expenses. PFPC Inc. also acts as the Fund's transfer agent and dividend disbursing agent.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

C. FOREIGN CURRENCY FORWARD CONTRACTS

    At August 31, 1998, the Fund had foreign currency forward contracts outstanding under which it is obligated to exchange currencies at specified future dates. At August 31, 1998, the Fund's currency transactions are limited to transaction hedging.

    The contractual amounts of foreign currency forward contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

    The Fund had the following outstanding contracts at August 31, 1998:

Transaction Hedges:
Foreign Currency Purchases:

                                                              Unrealized
                                                             Appreciation
US Dollars                                 Settlement       (Depreciation)
   Sold      Foreign Currency Purchased       Date        at August 31, 1998
----------------------------------------------------------------------------
$  123,769     727,141 French Franc        September 1998        $   (224)
   599,591   3,607,141 French Franc        September 1998          13,279
   269,871   1,625,190 French Franc        September 1998           6,257
    31,089     187,032 French Franc        September 1998             689
    84,246     506,822 French Franc        September 1998           1,866
    73,270     128,150 Deutsche Mark       September 1998            (404)
   153,383      93,652 Pounds Sterling     September 1998           3,597
   459,056     280,254 Pounds Sterling     September 1998          10,683
   345,252     208,788 Pounds Sterling     September 1998           4,664
   645,656      63,334 Irish Punt          September 1998           2,423
                                                                 --------
                                                                 $ 57,536
----------------------------------------------------------------------------

Transaction Hedges:
Foreign Currency Sales:

                                                              Unrealized
                                                             Appreciation
US Dollars                                 Settlement       (Depreciation)
Purchased      Foreign Currency Sold          Date        at August 31, 1998
----------------------------------------------------------------------------
$2,399,361   14,449,194 French Franc       September 1998        $(55,626)
   539,402      970,439 Deutsche Mark      September 1998         (12,391)
   265,756   38,220,971 Japanese Yen       September 1998          (5,585)
   231,210   32,901,170 Japanese Yen       September 1998          (2,397)
   315,483      192,626 Pounds Sterling    September 1998          (7,399)
   513,479      313,479 Pounds Sterling    September 1998         (11,950)
                                                                 --------
                                                                 $(95,348)
                                                                 --------
             Net unrealized depreciation                         $(37,812)
                                                                 ========
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

D. INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of investment securities, other than short-term obligations, for the year ended August 31, 1998, were as follows:

Purchases                $467,022,061
Sales                    $454,260,739

E. RESTRICTED SECURITIES

    The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under rule 144A under the Securities and Exchange Act of 1933. At August 31, 1998, there were no such securities in the Fund's portfolio.

F. LINES OF CREDIT

    Driehaus Mutual Funds has a $5 million committed line of credit and a $5 million un-committed line of credit. These lines of credit are available primarily to meet large, unexpected shareholder withdrawals. For the year ended August 31, 1998, no borrowing was made on these lines of credit.

G. LONG TERM CAPITAL GAINS DISTRIBUTION

    The Fund distributed a total Long Term Capital Gain Dividend of $1,131,486 during the year ending August 31, 1998. Of this Long Term Capital Gain Dividend amount, the fund made 28 Percent Rate Gain Distribution of $273,367 and a 20 Percent Rate Gain distribution of $858,119.

H. FOREIGN TAX CREDIT PASS THROUGH

    During the year ended August 31, 1998, the Fund made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid in the amount of $183,375 to shareholders.

I. OFF BALANCE SHEET RISKS

    The Fund's investments in foreign securities may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets. It is DCM's policy to continuously monitor the Fund's exposure to these risks.

   Directors & Officers

   Richard H. Driehaus
   Chairman of the Board & President

   Arthur B. Mellin
   Trustee

   Robert F. Moyer
   Vice President & Trustee

   A.R. Umans
   Trustee

   Daniel Zemanek
   Trustee

   William R. Andersen
   Vice President

   Diane L. Wallace
   Vice President & Treasurer

   Mary H. Weiss
   Vice President & Secretary

   Robert H. Buchen
   Vice President

   Martin A. Brown
   Vice President

   Investment Adviser

   DRIEHAUS CAPITAL MANAGEMENT, INC.
   25 East Erie Street
   Chicago, IL 60611

   Distributor

   DRIEHAUS MUTUAL FUNDS
   25 East Erie Street
   Chicago, IL 60611

   Administrator & Transfer Agent

   PFPC INC.
   400 Bellevue Parkway
   Suite 108
   Wilmington, DE 19809

   Custodian

   MORGAN STANLEY TRUST COMPANY
   One Pierrepont Plaza
   Brooklyn, NY 11201






                           [DRIEHAUS MUTUAL FUNDS LOGO]

                       DRIEHAUS INTERNATIONAL GROWTH FUND

                                Distributed by:
                             DRIEHAUS MUTUAL FUNDS

                                 ANNUAL REPORT
                                TO SHAREHOLDERS
                                AUGUST 31, 1998

               This report has been prepared for the shareholders
               of the Fund and is not an offering to sell or buy
                any Fund securities. Such offering is only made
                           by the Fund's prospectus.